ZIFF DAVIS

DIGITAL MEDIA DAY

July 9, 2013

j2 Global

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

Certain statements in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those contained in the slides entitled *Investment Rationale Digital Media, Attractive Long –term Digital Growth Trends, Defensible Position with Sustainable Barriers to Entry, Best-in-Class Financial Profile and Operational Excellence,* and *Significant Multi-Layer Growth Opportunities.* Such forward-looking statements are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in those statements. Readers should carefully review the Risk Factors slide of this presentation. These forward-looking statements are based on management's expectations or beliefs as of July 9, 2013 and we undertake no obligation to revise or publicly release any updates to such statements based on future information or actual results. Such forward-looking statements address the following subjects, among others:

- The size, growth and acquisition opportunities available in the digital media space
- High scalability of the digital media business and ability to achieve superior marginal economics
- Growth in digital display spending, and particularly in the digital video segment
- Mobile advertising growth
- Growth in online advertising CPM rates
- Long-term digital growth trends
- Traffic growth plan for recently acquired IGN.com and AskMen.com
- Ziff Davis having a defensible position with sustainable barriers to entry
- Ziff Davis having many attractive opportunities to grow via organic and inorganic initiatives

All information in this presentation speaks as of July 9, 2013 and any distribution of this presentation after that date is not intended and will not be construed as updating or confirming such information.

RISK FACTORS

The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected:

- The uncertain U.S. and worldwide economy and the related impact on online and offline consumer and advertiser spending.
- Failure of the digital media advertising industry and advertising rates to grow as predicted.
- Inability by Ziff Davis to offer compelling digital media content causing reduced traffic and advertising levels
- Loss of advertisers or reduction in advertising spend
- Inability by Ziff Davis to:
    - Achieve scalability and resulting superior marginal economics with existing and future businesses
    - Monetize handheld devices and handheld traffic supplanting monetized traffic
    - Achieve traffic growth plan for recently acquired IGN.com and AskMen.com properties
    - Realize many attractive opportunities to grow via organic and inorganic initiatives
- Competition from other similar digital media businesses with regard to content, views, rates and effectiveness of advertisements
- Ziff Davis not having a defensible position with sustainable barriers to entry
- Enactment of burdensome Internet, privacy, advertising or other regulations, or being subjected to existing regulations
- Inadequate intellectual property protection or violations of third party intellectual property rights
- Loss of services of key employees
- Level of j2 debt limiting availability of cash flow to reinvest in the business; inability to repay or refinance debt when due; and restrictive covenants relating to debt imposing operating and financial restrictions on business activities or plans
- Other factors set forth in j2 Annual Report on Form 10-K filed on March 1, 2013 with the Securities and Exchange Commission ("SEC") and the other reports j2 Global files from time-to-time with the SEC

SOLUTION OVERVIEW

j2 Global

Cloud				Media
Direct Inward Dial (DID)		Non-DID-based		Digital Publishing
Fax	Voice	Email & CRM	Backup	
eFax, myfax, metrofax, smartfax, fax.com	eVoice, onebox	FuseMail, campaigner, campaignerCRM	KeepItSafe	Ziff Davis B2B, Ziff Davis, PC (PCMAG.COM), LogicBuy, geek.com, Computer Shopper, ExtremeTech, NetShelter, Toolbox.com, AskMen, IGN
~60% Total Revenue(1)	>10% Total Revenue(1)	~5% Total Revenue(1)	>2% Total Revenue(1)	~20% Total Revenue(1)

j2 offers a complete suite of cloud and media services on desktop and mobile devices.

Note: *Excludes "Other" revenues, which represented 1.1% in Q1 2013, consisting of patent licensing and sales, advertising and revenue share from customers' use of premium rate telephone numbers.* 1) Revenue breakdown based on Q1 2013.

INVESTMENT RATIONALE DIGITAL MEDIA

j2 Core Competencies:

- Financial Discipline
- ROI driven decisions, success measured in high margins and cash flow
- M&A experts, successfully integrated 44 acquisitions; maximizing margin and cash
- Acquire established brands, with loyal customer base – rationalized marketing spend

Attractive Space

- Large, growing and disruptive market
- Acquisition opportunities for premium brands in attractive verticals with proven management teams
- Targets SOHO and SMB customers similar to our cloud services business
- Superior marginal economics, highly scalable
- Drive value through monetizing content, data, commerce
- Fragmented industry facilitating follow on M&A

Market Size

- U.S. display media predicted to grow from $12.7B in 2012 to $28B in 2017 – 17% CAGR (by comparison, offline predicted to grow only 1.1%) (1)
  - Digital display spend represents approximately 33% of total digital spend in the U.S. (2nd only to search – 49%) (2)
  - Highest growth from video – 26% CAGR over the same period (1)
  - Average CPM rates predicated to nearly double from 2012 to 2017 ($2.66 to $4.68) (1)
- Media buyers predicted to become more reliant on technology, data and analysis (1)

(1) Forrester 2012
(2) IAB 2012

AGENDA

- Rise of Digital Media
- Background on Ziff Davis
- Key Investment Highlights
- Questions & Answers

SHIFT FROM PRINT TO DIGITAL MEDIA


Average Time Spent per Day with Major Media by US Adults (Minutes)
TV
Online
Mobile (nonvoice)
Radio
Print
55
98
22
146
267
50
96
34
155
264
44
94
54
167
274
38
92
82
173
278
2009
2010
2011
2012
Print consumption has fallen 30% since 2009
255
Online + mobile (combined) on pace to overtake TV in 2013
* Multi-tasking contributing to growth in overall minutes per day

Note: Time spent with each medium includes all time spent with that medium, regardless of multitasking; for example, 1 hour of multitasking on a PC while watching TV counted as 1 hour for TV and 1 hour for online. Source: eMarketer (October 2012)

DIGITAL GROWTH COMING AT PRINT'S EXPENSE

Material Upside for Digital Ad Spend vs. Digital Usage

% of Time Spent in Media vs. % of Advertising Spending, USA



2008
50%
40%
30%
20%
10%
–
11%
35%
17%
11%
43%
39%
5%
0.2%
23%
15%
Print
Radio
TV
Mobile
Online
Time spent
Ad spend
2012
Online Ad = $37B*
Mobile Ad = $4B*
~ $20B+
Opportunity in US
50%
40%
30%
20%
10%
–
6%
23%
14%
10%
42%
43%
12%
3.0%
26%
22%
Print
Radio
TV
Mobile
Online
Time spent
Ad spend

Note: *Online advertising reaches $37B in USA in 2012 per IAB, Mobile Adverting Reached $4B per eMarketer. Print includes newspaper and Magazine. $20B opportunity calculated assuming Internet and Mobile ad spend share equal their respective time spent share. Source: Time spent ad spend share data based on eMarketer (adjusted to exclude outdoor classified media spend) 12/12

- **Print advertising has lost 12 points of ad spend share, while online + mobile has added 10 points**
- **US digital advertising market would grow 50% when ad spend matches time spent**

ATTRACTIVE LONG-TERM DIGITAL GROWTH TRENDS


2011–2016E ($ IN BILLIONS)
Online advertising CAGR: 14.6%
Mobile advertising CAGR: 52.3%
US Mobile Ad Spend
$26.3
$1.5
$24.8
$32.0
$2.6
$29.4
$37.3
$4.4
$32.9
$42.5
$6.6
$35.9
$47.8
$9.2
$38.6
$52.0
$11.9
$40.1
2011
2012
2013
2014
2015
2016
U.S. online advertising as % of total ad spend
16.6%
19.3%
21.7%
23.8%
26.1%
27.5%

Source: eMarketer (October 2012)

ATTRACTIVE LONG-TERM DIGITAL GROWTH TRENDS

Number of Properties with 1 Million + Readers

83 Magazines and Newspapers



VS

1,977 Websites



Sources: ABC, comScore

DIFFERENT PUBLISHING FORMULAS



Print
Text and images
Finite bundle (magazine/newspaper)
Content sent to a printer
Trucked to newsstands and homes
Digital
Text, images, videos, polls, live streams, slideshows
Unlimited range of content
Instantly available on PCs, tablets and smartphones

Digital Advantage

- Rich content
- Wider Reach
- Immediate delivery
- Interactivity
- Accessibility
- Always current

PRINT COMPANIES BEING LEFT BEHIND


Only 6 of the top 50 Internet companies have their origins in print


Digital Ad Gains
Print Ad Losses
Newspaper print ad losses were 10x greater than digital ad gains


Only 6% of consumer magazines revenues come from digital

Sources: comScore, Newspaper Association of America, Veronis Suhler Stevenson Communications Industry Forecast, 26th Edition

ABOUT ZIFF DAVIS

We are a leading digital media company that produces and curates content in three high-value verticals


LOGICBUY
EXTREMETECH
NetShelter
Technology Media
TECHNOLOGY
Toolbox.com
PC
PCMAG.COM
geek.com
GAMES &
ENTERTAINMENT
IGN
MEN'S LIFESTYLE
AM
AskMen.com

OUR BUSINESS MODEL


In Market Content
Audiences with Intent
Multiple Rents

POSITIONING HIGHLIGHTS

1. Leading consumer brands in highly attractive online ad verticals
2. High-quality content mapped to consumer buying experience
3. 100% organic traffic: Exceptionally strong growth across all properties
4. Significant online video viewership and content creation
5. Substantial mobile and tablet traffic growth
6. Data management platform effectively targets ads and boosts performance
7. Scalable business model built on multiple revenue streams
8. Defensible position with sustainable barriers to entry
9. Best-in-class financial profile and operational excellence
10. Significant multi-layer growth opportunities

LEADING CONSUMER BRANDS IN HIGHLY ATTRACTIVE ONLINE AD VERTICALS: TECH

1.1

Monthly Unique Visitors (000's)

1	Ziff Davis Tech	28,950
2	CNET	28,370
3	TechMediaNetwork	21,601
4	AOL Tech	16,853
5	IDG Network	16,851
6	eHow Technology And Electronics	12,914
7	About.com Technology Network	11,017
8	Bestofmedia Group	6,399
9	CNN Tech	6,019
10	Wired	5,779

Source: comScore (April 2013)

Reviews — PCMAG.COM, Computer Shopper (www.computershopper.com)

Lab-based reviews and buying guides of all consumer electronics

IT Pros — Toolbox.com, INSIDE-ERP, VoIP-NEWS

Q&A sites for IT developers & managers

Blogs — EXTREMETECH, LOGICBUY™, geek.com

News & opinions on the latest gadgets, discoveries & deals

Network — NetShelter Technology Media, Mac Rumors, BetaNews, Smartphone Experts

Exclusive network of small to medium publishers who rely on ZD for monetization

Tech & telecom is the 2nd largest internet ad category

LEADING CONSUMER BRANDS IN HIGHLY ATTRACTIVE ONLINE AD VERTICALS: GAMES

1.2

Monthly Unique Visitors (000's)

1	IGN Entertainment	12,355
2	GameSpot	12,156
3	Gamezone Group	10,886
4	Wikia Gaming	9,769
5	GameStop Media	9,661
6	Microsoft Games	6,890
7	Curse	6,660
8	Future GamesRadar Network	5,119
9	GameRevolution (CraveOnline)	4,868
10	Nintendo Co.	3,662

Source: comScore (April 2013)


IGN WORLD

14 versions of IGN across the globe

in 12 languages across 40 countries


#1

IGN is #1 in its category


LIKE

4.7MM social followers

Across Facebook, Twitter, and Google+


IGN
REVIEW
PREVIEW

IGN features news and reviews

On games, movies and TV shows


99

Klout score of 99 out of 100

LEADING CONSUMER BRANDS IN HIGHLY ATTRACTIVE ONLINE AD VERTICALS: MEN'S LIFESTYLE

1.3

Monthly Unique Visitors (000's)

1	AskMen.com	3,844
2	Complex.com	3,008
3	MensHealth.com	2,965
4	Esquire.com	2,340
5	GQ.com	1,761
6	Maxim.com	1,513
7	MensFitness.Com	1,071
8	Thrillist.com	419
9	Details.com	281
10	MensJournal.Com	279

Source: comScore (April 2013)


THE ULTIMATE MANNOVATION
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GET PERFECT
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Well positioned for advertising

Luxury, Autos, Fashion and Alcohol



2 million subscribers

To local city and other newsletters


LIKE

2 MM social followers

Across Facebook, Twitter, Pulse and Google+


#1

AskMen is #1 in its category

HIGH-QUALITY CONTENT MAPPED TO CONSUMER BUYING EXPERIENCE

2.1



News Articles
Site Search
Buying Guides
DISCOVER
CHOOSE
Comparison Guides
Roundups
PRODUCTS
SERVICES
Reviews
Wikis
Deals
How-to Guides
USE
BUY
Click to Buy
Troubleshooting
Coupons

HIGH-QUALITY CONTENT MAPPED TO CONSUMER BUYING EXPERIENCE

2.2


IGN
DEADPOOL
AskMen
PC
These Desktops Rock
LOVE
Everything you
Nothing you don't
Award Winners
Features
Opinions
Popular Reviews
LATEST VIDEOS
How To Stay Motivated When You're Self-Employed

Best in class editorial staff

- 90 editor/reporters
- 345 freelancers
- 12 photographers/designers
- 37 video production

"In market" content

- 7,000 articles per month
- 2,060 videos per month
- 461 reviews per month
- 675 curated deals per month
- Product database of 246,000
- Article database of 760,000

100% ORGANIC TRAFFIC: EXCEPTIONALLY STRONG GROWTH ACROSS ALL PROPERTIES

3.1



% of Visits
3%
10%
20%
67%
7%
7%
35%
51%
2%
11%
27%
60%
PCMag
IGN
Askmen
Search
Direct
Websites
Social

Sources: Omniture, Google Anayltics



All search traffic is organic/free
Key search terms are product-oriented
Strong direct traffic for vertical sites

100% ORGANIC TRAFFIC: EXCEPTIONALLY STRONG GROWTH ACROSS ALL PROPERTIES

3.2


Average Monthly Page Views
(Tech Vertical)
120,000,000
100,000,000
80,000,000
60,000,000
40,000,000
20,000,000
0
+63.8%
+50.1%
+29.5%
2010
2011
2012
Q1 2012
Q1 2013

Source: Omniture

Improved discovery of content in all channels

Increased quantity and quality of content output

Proven ability to grow page views

100% ORGANIC TRAFFIC: EXCEPTIONALLY STRONG GROWTH ACROSS ALL PROPERTIES

3.3

Traffic growth plan for recently acquired IGN.com and AskMen.com

Improved SEO position for high-volume terms where we don't rank well


SEO

New features and design changes that are consumption-driven


WEBSITE

Expanding editorial coverage mapped to evolving interests and social habits



AskMen.com redesign in July/August



SIGNIFICANT ONLINE VIDEO VIEWERSHIP AND CONTENT CREATION

4.1


Monthly Video Views
67,583,292
21,650,256
65,808,355
35,806,250
O&O
YouTube
Feb-May 2012
Feb-May 2013

Sources: YouTube, Google Analytics


Digital Video** Ad Spending, 2011-2017 (billions and % change)
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
+40.8%
+46.5%
+41.4%
+38.9%
+21.4%
+15.1%
+12.8%
2011
2012
2013
2014
2015
2016
2017

**includes advertising that appears on desktop and laptop computers as well as mobile phones and tablets; data through 2011 is derived from IAB/PwC data; includes in-banner, in-stream (such as pre-roll and overlays) and in-text (ads delivered when users mouse-over relevant words)

Source: eMarketer (March 2013)

SUBSTANTIAL TABLET & MOBILE GROWTH

5.1



Page Views
140,000,000
120,000,000
100,000,000
80,000,000
60,000,000
40,000,000
20,000,000
-
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
Jan-13
Feb-13
Mar-13
Tablet
Smartphone

- Mobile traffic has doubled in 12 months
- Smartphone and tablet traffic represents 23% of page views
- Mobile advertising forecast to grow at 50% CAGR (2011-2016E)

Sources: YouTube, Google Analytics, eMarketer October 2012

DATA MANAGEMENT PLATFORM EFFECTIVELY TARGETS ADS AND BOOSTS PERFORMANCE

6.1

DMP Collects Data

People

- Non-PII
- What they View
- What they Click
- What they Search
- Where they Came From

Places

- Clustered by Content
- Sentiment Analysis
- Keywords
- Account Mapping

Informs Targeting Logic

Better Performing Ads

Clicks | **Conversion** | **Engagement**

SCALABLE BUSINESS MODEL BUILT ON MULTIPLE REVENUE STREAMS: DISPLAY ADVERTISING

7.1

O&O Sites



AskMen
CLEAR MEN'S PERFECT HAIR GAME
ESCAPE PLAN
JUNE 27
5 Things You Need To Know About Dressing Up
LATEST VIDEOS
FAIL
THE ULTIMATE MANNOVATION
100% FLAKE-FREE* HAIR
GET PERFECT
CLEAR

Network Sites



MacRumors
More speed. Less spend.
betanews
Sprint
androidcentral
XFINITY VOICE
$19.99
UNLIMITED NATIONWIDE TALK AND TEXT
xfinity
shopandroid.com

RTB Sites



ESPN
FOX NEWS
THE HUFFINGTON
THE RAND TOUR
Panel Says
Business email, video meetings & docs from Google
Start Free Trial
AT&T international data packages start as low as $30 for 120MB.
Sprint
SAVE UP TO $100
on any phone when you switch.
shopandroid.com

- ☑ IAB Display Standard Ad Units
- ☑ Generally priced on a CPM basis

SCALABLE BUSINESS MODEL BUILT ON MULTIPLE REVENUE STREAMS: VIDEO ADVERTISING

7.2

IGN Video


IGN
GTA V NEWS
11.08.12

AskMen YouTube



IGN YouTube



- ☑ Pre-Roll Advertising
- ☑ Generally priced on a CPM basis

SCALABLE BUSINESS MODEL BUILT ON MULTIPLE REVENUE STREAMS: AFFILIATE MARKETING

7.3


IGN Deals
PlayStation 4 Launch Day Game Bundles
$459.98 + Free Shipping
You get: Release Day Guarantee
SEE IT NOW
Sector 9 Complete Mini Longboard
Only $61.95
God of War Saga Collection (PS3)
$29.65
Creative GigaWorks T20 Series II Speakers
$90.99


INSIDECRM
Selling Smarter with CRM
Download "Smarter Selling with CRM"
GET YOUR FREE GUIDE


LOGICBUY
HOTNESS METER:
See It
from
at&t
Deal Description: Samsung Galaxy S III Smartphone [AT&T] + Free Activation

- ☑ Offer deals, discounts and free content to our audience
- ☑ Marketers pay us CPC, CPA or CPL

SCALABLE BUSINESS MODEL BUILT ON MULTIPLE REVENUE STREAMS: LICENSING

7.4

Brand Licensing

- Licensing of award logos for use in advertising, promotions, websites
- Reinforces the power of testing labs and reviews
- Over 187 licensees in 2012

International Licensing

- Licensed local versions of PCMag and IGN.com
- PCMag: China, Brazil, France, Russia, India, Greece, Belgium/Netherlands, Middle East
- IGN: Germany, Denmark, Finland, Norway, Middle East, Asia Pacific, Benelux, Italy, Spain, Russia
- AskMen: Rolling out

DEFENSIBLE POSITION WITH SUSTAINABLE BARRIERS TO ENTRY

8.1

Established brands with strong consumer and advertiser trust

- PCMag founded in 1982
- ComputerShopper founded in 1984
- IGN founded in 1996
- Geek founded in 1996
- Toolbox founded in 1998
- AskMen founded in 1999
- ExtremeTech founded in 2001

Strong SEO/organic search position based on many years as established, authoritative resources online

Significant presence on key social platforms including Facebook, Twitter, YouTube and Pinterest

Unique ability to serve display advertising across premium O&O sites + small independent sites + RTB inventory

#1 comScore position in all three verticals with total worldwide reach of 117 million per month

BEST-IN-CLASS FINANCIAL PROFILE AND OPERATIONAL EXCELLENCE

9.1



Non-GAAP Revenue and EBITDA
Revenues in Millions
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
EBITDA in Millions
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0

	FY 2010	FY 2011	FY 2012		Q1 2012	Q1 2013
Revenue	$11.0	$31.4	$48.5		$9.7	$22.9
EBITDA	$1.6	$7.1	$12.2		$0.6	$3.2

SCALE

- 2013 revenue guidance of ~$125M
- Capitalizing on very large addressable market

GROWTH

- Consistently strong top line growth
- Strong industry growth forecasts in display, mobile and video advertising
- Affiliate and content marketing growing in importance

MARGINS

- High degree of operating leverage in the business model
- Strong EBITDA margins with ability to invest in growth
- Track record of profitability

BEST-IN-CLASS FINANCIAL PROFILE AND OPERATIONAL EXCELLENCE

9.2

Ziff Davis' management team has deep expertise in the digital media space and a track record for successfully integrating acquisitions

Name	Title	Experience
Vivek Shah	Chief Executive Officer	• Led private equity buyout of Ziff Davis in 2010 • Group president, digital, for news, business and sports at Time Inc • President of Fortune and Money magazines • Current vice chair of IAB
Steve Horowitz	Chief Operating Officer	• President of OurWeddingDay.com, a division of David's Bridal • SVP Bankrate Inc • VP of E-commerce Classifieds at AOL • Associate Director of internet marketing, BMG Music Club
Andy Johns	Chief Financial Officer	• CFO for Schoolnet, Inc., subsequently sold to Pearson plc for $230MM • CFO for 24/7 Media, Inc., through IPO and secondary offerings raising over $200MM • CFO for companies that completed over 20 acquisitions at values up to $500 million
Joey Fortuna	Chief Technology Officer	• Co-founder of online video entertainment site Pseudo.com • VP of Engineering at Quigo, acquired by Time Warner / AOL in 2007 • VP of Engineering at Vindico, acquired by Specific Media in 2010 • Holds US and international patents for data mining and optimization algorithms
James Yaffe	Chief Strategy Officer	• Co-Founder of FUEL M+C, led investments in Maker Studios • EVP Windsor Media, led investment in Square • Managing Partner, Endeavor Marketing (William Morris Endeavor) • SVP Omnicom (Apple Computer, Pepsi, Unilever)
Steve Hicks	General Counsel	• Executive staff of New York State Attorney General's office • General Counsel for several Software/IT companies, publicly traded and private • Co-Chair Legal Affairs Council at IAB

SIGNIFICANT MULTI-LAYER GROWTH OPPORTUNITIES

10.1

Traffic Growth

- SEO improvements
- Page views per visit

Video Advertising

- Participate in shift from TV to online video

Mobile Advertising

- Fastest growing traffic set
- Mobile ad dollars flowing

Vertical Expansion

- Finance, health, travel, auto, etc.

Ad Targeting

- Better performance on all classes of inventory

International Expansion

- Partnerships in new markets
- Migrated larger partners to O&O

Ziff Davis has many attractive opportunities to grow via organic and inorganic initiatives

APPENDIX

ZIFF DAVIS GAAP RECONCILIATION

Full Year EBITDA ($ in thousands)

EBITDA (1)

	2010	2011	2012
Net Income (Loss)	($919)	$2,312	$631
Fixed charges	$41	$30	$128
Provision for income taxes	$206	$821	$1,154
Depreciation and amortization and other non-cash items	$752	$2,571	$6,184
Non-recurring (gains) losses	$1,528	$1,407	$4,115
EBITDA	**$1,608**	**$7,141**	**$12,212**

(1) 2010 Actual represents period from June 4th to December 31, 2010. EBITDA is defined as net income plus fixed charges, income taxes, depreciation and amortization, share-based compensation, foreign currency gains and losses and certain acquisition-related integration costs in 2012. EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

(2) No non-GAAP adjustments were made in the periods presented

ZIFF DAVIS GAAP RECONCILIATION

Q1 EBITDA ($ in thousands)

EBITDA (1)

	Q1'12	Q1'13
Net income (loss)	($146)	($3,083)
Interest and other expense, net	$38	$1,419
Income tax expense (benefit)	($268)	($2,332)
Depreciation and amortization	$776	$3,152
Reconciliation of GAAP to Non-GAAP financial measures:		
Share-based compensation		
Exit costs	$195	$4,033
EBITDA	$595	$3,190

(1) EBITDA is defined as net income plus interest and other expense, net, income tax expense, depreciation and amortization and the items used to reconcile GAAP to Non-GAAP financial measures, including (1) share-based compensation expense and the associated payroll taxes and (2) certain acquisition and related exit costs. EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes.